Rule 497(e)
                                               File Nos. 33-34841 and 811-6011

                              The Montgomery Funds

                      Supplement dated July 3, 2002 to the
                  Class A, Class B and Class C Share Prospectus
        of the Montgomery Government Money Market Fund dated May 31, 2002

The following table should be used in lieu of the Fees and Expenses table on page 21 of the Class A, Class B and Class C Share Prospectus of the Montgomery Government Money Market Fund dated May 31, 2002:

Fees and Expenses

                                                   Class A   Class B  Class C

Shareholder Fees (fees paid directly
from your investment)

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                 None      None     None
Maximum Deferred Sales Charge
(as a percentage of offering price)                 None      5.00%(1) 1.00%(2)
Redemption Fee(3)                                   None      None     None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee                                      0.40%     0.40%    0.40%
Distribution/Service (12b-1) Fee                    0.25%     0.75%    0.75%
Shareholder Servicing Fee                           0.00%     0.25%    0.25%
Other Expenses(4)                                   0.20%     0.20%    0.20%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                0.85%     1.60%    1.60%

1 Deferred sales charges are reduced after 12 months and eliminated after six years.
2 Deferred sales charge is eliminated after 12 months.
3 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
4 Based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class A expenses for years 9 through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.



       Assuming you do not redeem your shares at the end of each period           Assuming you do not redeem your shares
       -----------------------------------------------------------------------------------------------------------------------------
             Year 1         Year 3          Year 5        Year 10              Year 1          Year 3         Year 5         Year 10
------------------------------------------------------------------------------------------------------------------------------------
Class A       $87            $271            $471          $1,049                $87            $271            $471          $1,049

Class B      $663            $805            $971          $1,699               $163            $505            $871          $1,699

Class C      $163            $505            $871          $1,900               $163            $505            $871          $1,900